UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2017

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37865	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

875 Prospect Street, Suite 304

La Jolla, CA 92037

(Address of principal executive offices)

(858) 459-4000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 16, 2018, Reven Housing Alabama, LLC (the “Borrower” or “Company”), a Delaware limited liability company and a wholly-owned subsidiary of Reven Housing REIT, Inc., a Maryland corporation (the “Registrant”), entered into an amendment (“Loan Amendment”) to a Loan Agreement dated December 29, 2017 (“Original Loan Agreement”) with SouthPoint Bank, an Alabama corporation (“Lender”). Pursuant to the Original Loan Agreement, the Lender loaned $3,793,920 to the Borrower. The terms of the Original Loan Agreement were reported by way of the Registrant’s Current Report on Form 8-K filed with the SEC on January 2, 2018.

Pursuant to the Loan Amendment, the Lender advanced an additional $2,736,630 to the Borrower and the principal amount of the loan increased from $3,793,920 to $6,530,550. All other terms of the Original Loan Agreement remain the same.

The foregoing description of the Loan Amendment is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 10.1.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 16, 2018, the Company closed on its purchase of 27 single family homes in the Birmingham, Alabama metropolitan area pursuant to a Single Family Homes Real Estate Purchase and Sale Agreement with A&J Investments, LLC, an Alabama limited liability company, and MFJ, LLC, an Alabama limited liability company (collectively the “Sellers”). The Sellers are unaffiliated with the Company.

The contract purchase price for the 27 acquired properties was approximately $1,659,000, exclusive of closing costs. The Company funded the purchase with proceeds from the Loan Amendment mentioned in Item 1.01 above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this report:

Exhibit 10.1	Amendment to Loan Documents dated February 15, 2018 between Reven Housing Alabama, LLC and SouthPoint Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: February 20, 2018	/s/ Chad M. Carpenter
Chad M. Carpenter,
Chief Executive Officer